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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement
No. 33-47091, No. 33-52280 and No. 33-56300 of PRIMEDIA Inc. on Form S-8 under the Securities Act of 1933 of our reports dated February 1, 2001 (except as to Note 3, the date of which is February 28, 2001) appearing in this Annual Report on Form 10-K of PRIMEDIA Inc. for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP
New York, New York
March 27, 2001